EXHIBIT 10.2

WAIVER AND FIFTH AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT

          THIS WAIVER AND FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment"), dated as of December 9, 1999, to be effective as of December 7, 1999, is entered into among PILLOWTEX CORPORATION, a Texas corporation (the "Borrower"), the institutions listed on the signature pages hereof that are parties to the Credit Agreement defined below (collectively, the "Lenders"), and BANK OF AMERICA, N.A. (formerly known as NationsBank, N.A., successor by merger to NationsBank of Texas, N.A.), as Administrative Agent for itself and the Lenders (in said capacity, the "Administrative Agent").

BACKGROUND

          A.     The Borrower, the Lenders and the Administrative Agent are parties to that certain Amended and Restated Credit Agreement, dated as of December 19, 1997 (as amended through the date hereof, the "Credit Agreement"). Terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement.

          B.     The Borrower, the Lenders and the Administrative Agent desire to make certain amendments to the Credit Agreement and certain other loan documents.

          C.     The Borrower has requested a waiver of an Event of Default under the Credit Agreement.

          NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the Borrower, the Lenders and the Administrative Agent covenant and agree as follows:

          1.     WAIVER. Subject to the satisfaction of the conditions of effectiveness set forth in Section  12 of this Amendment and the other conditions contained herein, the Lenders hereby waive (a) the Event of Default with respect to Section 7.11 of the Credit Agreement which occurred as a result of the failure of the Borrower to comply with the required Leverage Ratio at the end of the Fiscal Quarter ended October 2, 1999, (b) any Events of Default with respect to Sections 7.11 and 7.12 of the Credit Agreement which may occur as a result of the failure of the Borrower to comply with the required Leverage Ratio and Fixed Charge Coverage ratio at the end of the Fiscal Quarter ended January 1, 2000, (c) the Event of Default with respect to Section 6.1 of the Credit Agreement which occurred as a result of the failure of the Borrower to timely deliver the required balance sheet for the month of October 1999, (d) the Events of Default with respect to Section 7.1 of the Credit Agreement which occurred and are continuing on the date hereof as a result of the failure of the Borrower to comply with the maximum Indebtedness requirements contained in clauses (c) and (o) therein (the "Existing Events of Default"). The waiver provided in this Section 1 shall not be and shall not be deemed to be a waiver of any Events of Default under the Credit Agreement other than the Existing Events of Default.

          2.     TERMINATION. The Waiver described in Section 1 above shall terminate automatically without any action by the Administrative Agent, the Lenders or any other Person and be of no further force or effect upon termination of the Waiver Period. For purposes hereof, the "Waiver Period" shall mean the period commencing on the effective date of this Amendment and terminating upon the earliest to occur of (a) February 15, 2000, (b) the declaration or payment by the Borrower of any cash dividends in respect of any Capital Stock of the Borrower, or (c) the occurrence of any Event of Default other than the Existing Events of Default.

         3.     AMENDMENTS TO CREDIT AGREEMENT. The Credit Agreement is hereby amended as follows:

(a)     Section 1.1 is amended by adding or entirely amending the following definitions:

"Applicable Base Rate Margin" means 1.500%.

"Applicable LIBOR Rate Margin" means 3.000%.

"Fleet Lease Obligations" shall mean any liabilities or obligations of Borrower under any lease (whether or not constituting a true lease under applicable law) with Fleet Business Credit Corporation or Fleet National Bank or any of their respective Affiliates.

"Loan Documents" means (a) this Agreement, the Notes, the Security Agreements, the Deeds of Trust, any other Collateral Document, any Subsidiary Guaranty, the L/C Related Documents, the Underwriting Fee Letter, the Administrative Agent Fee Letter, any Hedge Agreements entered into with any Person that is or was a Lender or an Affiliate of a Lender at the time of entering into such Hedge Agreements, and any other document or agreement executed or delivered from time to time by the Borrower and any of its Subsidiaries or any other Person in connection herewith or as security for the Obligations, (b) any document or agreement evidencing or delivered in connection with the Overline Facility, (c) any document or agreement related to any Overdraft Exposure of any Lender, and (d) any document or agreement evidencing or delivered in connection with the Fleet Lease Obligations.

"Overdraft Exposure" means, at any time, the sum of (a) all amounts owing to any Lender due to overdrafts for the benefit of the Borrower or any of its Subsidiaries at such time, and (b) any other amounts that such Lender determines fairly represents the total exposure at that time of such Lender in respect of any other cash management accommodation provided by such Lender to the Borrower or any of its Subsidiaries.

"Overline Facility" means the $35,000,000 loan made to the Borrower by Bank of America, N.A., as evidenced by that certain Promissory Note dated as of May 4, 1999, made by the Borrower payable to the order of Bank of America, N.A., as the same has been and may in the future be amended.

(b)     Section 2.3(a)(ii) is entirely amended to read as follows:

(ii)     Subject to Section 11.9 hereof, interest on the Base Rate Advances shall be computed on the basis of a year of 365 or 366 days, as appropriate, for the actual number of days elapsed, and shall be payable in arrears on the last day of each calendar month and on the Maturity Date.

(c)     Section 2.3(b)(ii) is entirely amended to read as follows:

(ii)     Subject to Section 11.9 hereof, interest on each LIBOR Advance shall be computed on the basis of a 360-day year for the actual number of days elapsed, and shall be payable in arrears on the applicable Payment Date, the last day of each calendar month, and on the Maturity Date.

(d)     The last sentence of Section 2.4(a) is entirely amended to read as follows:

Such fee shall be (i) payable in arrears on the last day of each calendar month and on the Maturity Date, (ii) fully earned when due and, subject to Section 11.9 hereof, nonrefundable when paid and (iii) subject to Section 11.9 hereof, computed on the basis of a 360-day year for the actual number of days elapsed.

(e)     New Sections 6.7 and 6.8 are hereby added immediately following Section 6.6, as follows:

Section 6.7     Monthly Capital Expenditures Report. As soon as available, but in any event within 15 Business Days after the end of each fiscal month, a preliminary report detailing Capital Expenditures made by the Borrower and its Subsidiaries during such month, in form and detail satisfactory to the Administrative Agent.

Section 6.8     Weekly Financial Information. The following reports in form and detail satisfactory to the Administrative Agent:

(a)     As soon as available, but in any event no later than Friday of each week, a funds flow forecast detailing projected receipts and disbursements for the following 13-week period.

(b)     As soon as available, but in any event no later than Friday of each week, a variance report containing explanations for all material variances from the prior week's forecast of receipts and disbursements.

(c)     As soon as available, but in any event no later than Friday of each week, a liquid assets report, including an accounts receivable aging, a good faith estimate of finished goods, work-in-process and raw materials inventory, and a listing of cash balances as of the previous Friday.

(d)     As soon as available, but in any event no later than Friday of each week, a report on the status of trade credit.

(e)     As soon as available, but in any event no later than Friday of each week, an operational flash report outlining significant operational results from the prior week.

(f)     Section 7.1(c) is entirely amended, as follows:

(c)     Indebtedness of the Borrower and its Domestic Subsidiaries, including in respect of Capitalized Lease Obligations, incurred to purchase, or to finance the purchase of, assets which constitute property, plant and equipment, not to exceed, together with Indebtedness permitted under clause (o) of this Section 7.1, $35,515,000;

(g)     Section 7.1(i) is entirely amended, as follows:

(i)     Indebtedness owing (i) to the Borrower or any of its Domestic Subsidiaries by the Borrower or any of its Domestic Subsidiaries, or (ii) to any of the Borrower's Foreign Subsidiaries by any other Foreign Subsidiary, which Indebtedness is subordinated to the Obligations and evidenced by an entry on the financial records of the Borrower and any such Subsidiary;

(h)     Section 7.1(o) is entirely amended, as follows:

(o)     Other Indebtedness of the Borrower and its Domestic Subsidiaries not to exceed, together with Indebtedness permitted pursuant to clause (c) of this Section 7.1, $35,515,000;

(i)     Section 7.3(f) is entirely amended, as follows:

(f)     Investments in (i) Domestic Subsidiaries of the Borrower (A) which have executed a Subsidiary Guaranty and Collateral Documents granting a first priority Lien in all unencumbered assets of such Subsidiary required by the Determining Lenders to be pledged, to secure the Obligations, (B) 100% of whose Capital Stock shall be pledged to secure the Obligations and (C) which have delivered to the Lenders such board resolutions, officer's certificates, corporate and other documents and opinions of counsel as the Administrative Agent shall reasonably request, (ii) Foreign Subsidiaries of the Borrower 65% of whose Capital Stock shall be pledged to secure the Obligations not to exceed the amount invested as of December 7, 1999; provided that accretions to Net Worth after December 7, 1999, of any Foreign Subsidiary in which the Borrower or any of its Subsidiaries has previously made an Investment shall not be deemed additional Investments for the purposes of this Section, and (iii) the Borrower;

(j)     Section 7.3(g) is entirely amended, as follows:

(g)     Investments consisting of non-cash consideration received in connection with a sale of assets permitted by Section 7.5 hereof not to exceed the principal amount outstanding on December 7, 1999;

(k)     Section 7.3(i) is entirely amended, as follows:

(i)     Loans or advances to directors, officers and employees of the Borrower or any of its Subsidiaries that do not exceed the principal amount outstanding on December 7, 1999, and advances to senior executives pursuant to split dollar insurance programs, which programs are in effect on December 7, 1999;

(l)     Section 7.3(j) is entirely amended, as follows:

(j)     Other Investments not to exceed the principal amount outstanding on December 7, 1999; provided that accretions to Net Worth after December 7, 1999, of any Foreign Subsidiary in which the Borrower or any of its Subsidiaries has previously made an Investment shall not be deemed additional Investments for the purposes of this Section;

(m)     Section 7.5 is entirely amended, as follows:

Section 7.5     Sales of Assets. The Borrower shall not, and shall not permit any of its Subsidiaries to, sell, transfer or otherwise dispose of, any of its assets except (a) inventory in the ordinary course of business, (b) obsolete or worn-out assets, (c) asset sales in which the Net Cash Proceeds from the disposition thereof (to the extent not applied pursuant to clause (e) immediately following) are reinvested, within 270 days after such disposition, in productive tangible assets used in the business of the Borrower and its Subsidiaries, and provided that the aggregate amount of Net Cash Proceeds reinvested and outstanding and pending reinvestment pursuant to this clause (c) shall not exceed $1,000,000 after December 7, 1999, (d) sales and dispositions (i) from any of the Borrower's Domestic Subsidiaries to the Borrower or any of its Domestic Subsidiaries and (ii) from any of its Foreign Subsidiaries to the Borrower or any of its Subsidiaries, and (e) asset sales the Net Cash Proceeds of which are applied in accordance with Section 2.5(b) of the Term Credit Agreement.

(n)     A new sentence is added to Section 7.6 immediately following the last sentence thereof, as follows:

Notwithstanding anything herein to the contrary, the Borrower shall not, and shall not permit any of its Subsidiaries to, make any Acquisitions after December 7, 1999.

(o)     Section 7.8 is entirely amended, as follows:

Section 7.8     Restricted Payments. The Borrower shall not, and shall not permit any of its Subsidiaries to, directly or indirectly declare, pay or make any Restricted Payments except (a) Dividends payable by a Subsidiary to the Borrower or another Subsidiary that is an Obligor, (b) Dividends payable by a Subsidiary to a Foreign Subsidiary of the Borrower of which at least 65% of its Capital Stock has been pledged to secure the Obligations, so long as a Dividend of equal amount is concurrently paid by such Foreign Subsidiary to the Borrower or another Subsidiary that is an Obligor, and (c) cash paid in respect of the redemption of the Fieldcrest Cannon Subordinated Debentures to the extent the Borrower is legally obligated to make any such payment, so long as no such payment is made with proceeds from any Revolving Credit Advance; provided, however, the Borrower shall not pay or make any Restricted Payments permitted by this Section 7.8 unless there shall exist no Default or Event of Default prior to or after giving effect to any such proposed Restricted Payment.

(p)     Section 8.1(j) is entirely amended, as follows:

(j)     Any Obligor or any Foreign Subsidiary shall fail to make any payment when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) with respect to any Indebtedness in excess of $5,000,000 beyond any grace period provided with respect thereto, or any other event or condition shall exist under any agreement or instrument under which such Indebtedness is created or evidenced beyond any applicable grace period, if the effect of such event or condition is (i) either to permit or to cause the holder of such Indebtedness (or a trustee on behalf of any such holder) to accelerate the payment of such Indebtedness or declare such Indebtedness to be due or prepaid prior to its date of maturity or (ii) to require any Obligor or any Foreign Subsidiary of the Borrower to purchase, prepay or redeem such Indebtedness;

          4.     SWING LINE ADVANCES. Notwithstanding anything in the Credit Agreement or any other Loan Document, commencing on the date of this Amendment and continuing at all times thereafter, the Borrower shall not request, and the Swing Line Bank shall not make, any Swing Line Advance that would cause the aggregate principal amount of all Swing Line Advances outstanding to exceed $10,000,000.

          5.     BORROWING BASE. Notwithstanding anything in the Credit Agreement or any other Loan Document, commencing on the date of this Amendment and continuing at all times thereafter the Borrower shall not permit the sum of (a) the outstanding principal amount of all Revolving Credit Advances, Facility A Term Loan Advances and Facility B Term Loan Advances and (b) without duplication, the Reimbursement Obligations, to exceed the book value of the Liquid Assets of the Borrower and each other Obligor. For purposes hereof, "Liquid Assets" shall mean net accounts receivable, net inventory and cash balances.

          6.     CAPITAL EXPENDITURES. Notwithstanding anything in the Credit Agreement or any other Loan Document, during the Waiver Period the Borrower shall not, and shall not permit any of its Subsidiaries to, make any Capital Expenditures in an aggregate amount that exceeds $12,000,000.

          7.     AMENDMENT FEE. Borrower shall pay to the Administrative Agent, for the pro rata benefit of the Lenders that execute and deliver this Amendment to the Administrative Agent (or its counsel) not later than 5:00 p.m., Dallas time, December 8, 1999, an amendment fee in an amount equal to the product of (a) 0.20% multiplied by (b) an amount equal to such Lender's portion of the Commitment. Such amendment fee shall be paid in immediately available funds and shall be payable only if the conditions set forth in Section 12 of this Amendment have been satisfied and shall be due and payable to each Lender eligible for payment pursuant to the preceding sentence no later than two Business Days after the conditions set forth in Section 12 of this Amendment have been satisfied. The Borrower agrees that the failure to pay the amendment fee provided in this Section 7 shall, after the expiration of any applicable grace period, be an Event of Default under Section 8.1(b)(ii) of the Credit Agreement.

          8.     OVERLINE FACILITY. During the Waiver Period, the Borrower shall not make any payments or prepayments of principal owing under the Overline Facility.

          9.     CASH MANAGEMENT. Other than changes required as conditions subsequent to this Amendment as described in Section 13 below, the Borrower and its Subsidiaries shall not materially change their cash management system, as in effect on the date of this Amendment.

          10.     RELEASE.

(a)     The Borrower and each Guarantor hereby unconditionally and irrevocably remises, acquits, and fully and forever releases and discharges the Administrative Agent and the Lenders and all respective affiliates and subsidiaries of the Administrative Agent and the Lenders, their respective officers, servants, employees, agents, attorneys, principals, directors and shareholders, and their respective heirs, legal representatives, successors and assigns (collectively, the "Released Lender Parties") from any and all claims, demands, causes of action, obligations, remedies, suits, damages and liabilities (collectively, the "Borrower Claims") of any nature whatsoever, whether now known, suspected or claimed, whether arising under common law, in equity or under statute, which the Borrower or any Guarantor ever had or now has against the Released Lender Parties which may have arisen at any time on or prior to the date of this Amendment and which were in any manner related to any of the Loan Documents or the enforcement or attempted enforcement by the Administrative Agent or the Lenders of rights, remedies or recourses related thereto.

(b)     The Borrower and each Guarantor covenants and agrees never to commence, voluntarily aid in any way, prosecute or cause to be commenced or prosecuted against any of the Released Lender Parties any action or other proceeding based upon any of the Borrower Claims which may have arisen at any time on or prior to the date of this Amendment and were in any manner related to any of the Loan Documents.

(c)     The agreements of the Borrower and each Guarantor set forth in this Section 10 shall survive termination of this Amendment and the other Loan Documents.

          11.     REPRESENTATIONS AND WARRANTIES. By its execution and delivery hereof, the Borrower represents and warrants to the Lenders that, as of the date hereof:

(a)     after giving effect to the waiver set forth in Section 1 of this Amendment, the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct on and as of the date hereof as if made on and as of such date;

(b)     after giving effect to the waiver set forth in Section 1 of this Amendment, no event has occurred and is continuing which constitutes an Event of Default;

(c)     the Borrower has full power and authority to execute and deliver this Amendment, and this Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, except as enforceability may be limited by applicable Debtor Relief Laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities laws;

(d)     neither the execution, delivery and performance of this Amendment nor the consummation of any transactions contemplated herein will conflict with any Law, the articles of incorporation, bylaws or other governance document of the Borrower or any of its Subsidiaries, or any indenture, agreement or other instrument to which the Borrower or any of its Subsidiaries or any of their respective property is subject; and

(e)     no authorization, approval, consent, or other action by, notice to, or filing with, any governmental authority or other Person (including the Board of Directors of the Borrower or any Guarantor), is required for the execution, delivery or performance by the Borrower of this Amendment or the acknowledgment of this Amendment by any Guarantor.

          12.     CONDITIONS OF EFFECTIVENESS. This Amendment shall be effective as of December 7, 1999, so long as each of the following conditions precedent shall have been satisfied:

          (a)     the Administrative Agent shall receive counterparts of (i) this Amendment and (ii) the Waiver and Fifth Amendment to Term Credit Agreement, each executed by the Required Lenders (as defined in the Intercreditor Agreement) and the Borrower and acknowledged by each Guarantor;

          (b)     the Administrative Agent shall receive counterparts of the First Amendment to Intercreditor Agreement, executed by the Required Lenders;

          (c)     the Administrative Agent shall receive counterparts of the Third Amendment to Promissory Note, executed by the Borrower and Bank of America, N.A., extending the maturity of the Overline Facility to the end of the Waiver Period;

          (d)     the Administrative Agent shall receive a certified list of all real property owned by the Borrower and its Subsidiaries (other than any non-essential asset with a fair market value not exceeding $200,000) that is known to the Borrower on the date hereof to be either (i) unencumbered or (ii) subject to a lien, the terms of which would not be violated by the granting of a second lien without the prior written consent of the holder or holders (or the trustee or agent of such holder or holders) of the first lien;

          (e)     the representations and warranties set forth in Section 11 of this Amendment shall be true and correct;

          (f)     all reasonable out-of-pocket fees and expenses in connection with the Loan Documents, including this Amendment and the Additional Security Documents, including legal and other professional fees and expenses incurred on or prior to the date of this Amendment by Administrative Agent or any Lender, including, without limitation, the reasonable fees and expenses of Winstead Sechrest &  Minick P.C., Donohoe Jameson & Carroll and PricewaterhouseCoopers, shall have been paid;

          (g)     retainers in the amount of $50,000 for Winstead Sechrest & Minick P.C. and $50,000 for PricewaterhouseCoopers shall have been paid;

          (h)     the Administrative Agent shall receive the consolidated balance sheets of the Borrower and its Subsidiaries for the month of October 1999; and

          (i)     the Administrative Agent shall receive, in form and substance satisfactory to the Administrative Agent and its counsel, such other documents, certificates and instruments as the Administrative Agent shall reasonably require.

          13.     ADDITIONAL EVENTS OF DEFAULT. It will constitute an Event of Default if (x) the Borrower shall not provide to the Administrative Agent from time to time as such information is made known to the Borrower, a certified supplement to the list described in Section 12(d) above, setting forth additional descriptions of real property owned by the Borrower and its Subsidiaries (other than any non-essential asset with a fair market value not exceeding $200,000) that is known to the Borrower on the date of such supplement to be either (i) unencumbered or (ii) subject to a lien, the terms of which would not be violated by the granting of a second lien without the prior written consent of the holder or holders (or the trustee or agent of such holder or holders) of the first lien, or (y) on or before January 15, 2000:

          (a)     the Borrower shall fail to move all bank accounts currently maintained at Canadian Imperial Bank of Commerce and Bank of Montreal to one or more of the Lenders, and thereafter to maintain all such accounts with one or more of the Lenders until the Lenders are paid in full and all commitments are cancelled;

          (b)     the Borrower, the Administrative Agent and Mellon Bank, N.A. shall fail to execute a Blocked Account Agreement with respect to the Borrower's bank account maintained at Mellon Bank, N.A.;

          (c)     the Borrower shall fail to deliver to the Administrative Agent a comprehensive business plan in form and detail acceptable to the Administrative Agent, including, without limitation, descriptions of proposed asset sales and other sources of repayment;

          (d)     the Borrower shall fail to deliver to the Administrative Agent a preliminary report detailing the results of the physical inventory taken during December 1999 by the Borrower and its Subsidiaries, in form and detail satisfactory to Administrative Agent; or

          (e)     the Borrower shall fail to (i) grant or cause to be granted to the Collateral Agent, for the benefit of the Lenders, (A) first priority liens on all unencumbered real and personal property of the Borrower and its Domestic Subsidiaries (other than any non-essential asset with a fair market value not exceeding $200,000), and (B) second priority liens on all real and personal property of the Borrower and its Domestic Subsidiaries (other than any non-essential asset with a fair market value not exceeding $200,000) that is subject to a lien, the terms of which would not be violated by the granting of a second lien without the prior written consent of the holder or holders (or the trustee or agent of such holder or holders) of the first lien, (ii) deliver or cause to be delivered to the Collateral Agent acceptable mortgagee policies of title insurance and any surveys, environmental site assessments or other items required by the Collateral Agent with respect to any such real property located in Tarboro, North Carolina and Union City, South Carolina, and any such real property acquired in connection with the acquisition of the Leshner Corporation and (iii) make best efforts to deliver or cause to be delivered to the Collateral Agent acceptable mortgagee policies of title insurance and any surveys, environmental site assessments or other items required by the Collateral Agent with respect to all other such real property.

          14.     GUARANTOR ACKNOWLEDGMENT. By signing below, each of the Guarantors (i) acknowledges, consents and agrees to the execution and delivery of this Amendment, (ii) acknowledges and agrees that its obligations in respect of its Subsidiary Guaranty are not released, diminished, waived, modified, impaired or affected in any manner by this Amendment or any of the provisions contemplated herein, (iii) ratifies and confirms its obligations under its Subsidiary Guaranty, and (iv) acknowledges and agrees that it has no claims or offsets against, or defenses or counterclaims to, its Subsidiary Guaranty as a result of this Amendment.

          15.     BANK OF AMERICA CONSENT. Bank of America, N.A., in its capacity as provider of the Overline Facility, hereby (i) agrees to this Amendment and acknowledges that the waivers provided herein shall also be effective with respect to the Overline Facility, (ii) agrees that it will not accept any payment of principal under the Overline Facility during the Waiver Period, and (iii) acknowledges that the maturity date of the Overline Facility has been extended to the termination of the Waiver Period.

          16.     REFERENCE TO CREDIT AGREEMENT. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement," "hereunder," or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended by this Amendment.

          17.     COUNTERPARTS; EXECUTION VIA FACSIMILE. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Amendment may be validly executed and delivered by facsimile or other electronic transmission.

          18.     GOVERNING LAW: BINDING EFFECT. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas and shall be binding upon the Borrower, the Administrative Agent, each Lender and their respective successors and assigns.

          19.     HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

          20.     LOAN DOCUMENT. This Amendment is a Loan Document and is subject to all provisions of the Credit Agreement applicable to Loan Documents, all of which are incorporated in this Amendment by reference the same as if set forth in this Amendment verbatim.

          21.     NO ORAL AGREEMENTS. THIS WRITTEN AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

REMAINDER OF PAGE LEFT INTENTIONALLY BLANK

          IN WITNESS WHEREOF, the parties hereto have executed this Amendment as the date first above written.

PILLOWTEX CORPORATION

By:     /s/ Charles M. Hansen, Jr.
Name:  Charles M. Hansen, Jr.
Title:   Chairman & CEO

BANK OF AMERICA, N.A. (formerly known as NationsBank, N.A., successor by merger to NationsBank of Texas, N.A.), as Revolving Administrative Agent, Term Administrative Agent, a Revolving Lender, a Term Lender, and as Collateral Agent

By:     /s/ William E. Livingstone, IV
Name:  William E. Livingstone, IV
Title:   Managing Director

THE BANK OF NOVA SCOTIA
ATLANTA AGENCY

By:     /s/ Pieter J. Van Schaick
Name:  Pieter J. Van Schaick
Title:   Relationship Manager

THE FIRST NATIONAL BANK OF CHICAGO

By:     /s/ Randall B. Durant
Name:  Randall B. Durant
Title:   First Vice President

WELLS FARGO BANK (TEXAS), NATIONAL
ASSOCIATION

By:     /s/ Craig Scheef
Name:  Craig Scheef
Title:   Vice President

BANKBOSTON, N.A.

By:     /s/ E. James Beckemeier
Name:  E. James Beckemeier
Title:   Vice President

COMERICA BANK

By:     /s/ Mark Grover
Name:  Mark Grover
Title:   Vice President

CREDIT LYONNAIS NEW YORK BRANCH

By:     /s/ Alan Sidrane
Name: Alan Sidrane
Title:  Senior Vice President

THE BANK OF TOKYO-MITSUBISHI, LTD.

By:     /s/ John W. McGhee
Name:  John W. McGhee
Title:   Vice President & Manager

BANK ONE, TEXAS, N.A.

By:     /s/ Randall B. Durant
Name:  Randall B. Durant
Title:   First Vice President

BHF (USA) CAPITAL CORPORATION

By:     /s/ Dan Dobrjanskj
Name:  Dan Dobrjanskyj
Title:   Assistant Vice President

By:     /s/ Michael Pellerito
Name:  Michael Pellerito
Title:   Assistant Vice President

FIRST UNION NATIONAL BANK

By:     /s/ Jill Akre
Name:  Jill Akre
Title:   Vice President & Director

COOPERATIEVE CENTRALE RAIFFEISEN-
BOERENLEENBANK B.A., "RABOBANK
NEDERLAND", NEW YORK BRANCH

By:     /s/ Edward Peyser
Name:  Edward Peyser
Title:   Vice President

By:     /s/ Richard Mattner
Name:  Richard Mattner
Title:   Vice President

THE BANK OF NEW YORK

By:     /s/ Albert R. Taylor
Name:  Albert R. Taylor
Title:   Vice President

COMPAGNIE FINANCIÉRE DE CIC ET DE
L'UNION EUROPÉENNE

By:     /s/ Anthony Rock
Name:  Anthony Rock
Title:   Vice President

By:     /s/ Sean Mounier
Name:  Sean Mounier
Title:   First Vice President

BANK AUSTRIA CREDITANSTALT
CORPORATE FINANCE, INC.

By:     /s/ Richard W. Varalla
Name:  Richard W. Varalla
Title:   Associate

By:     /s/ John G. Taylor
Name:  John G. Taylor
Title:   Vice President

FLEET BANK, N.A.

By:     /s/ Stephen Leavenworth
Name:  Stephen Leavenworth
Title:   Vice President

THE FUJI BANK, LTD.

By:     /s/ Teigi Teramoto
Name:  Teigi Teramoto
Title:   Vice President & Manager

NATIONAL BANK OF CANADA

By:     /s/ William Handley
Name:  William Handley
Title:   Vice President

By:      /s/ Larry Sears
Name:  Larry Sears
Title:   Vice President & Manager

NATIONAL CITY BANK OF KENTUCKY

By:     /s/ Jeffrey C. Geeding

Name:  Jeffrey C. Geeding
Title:   Senior Vice President

THE PRUDENTIAL INSURANCE COMPANY OF
AMERICA

By:     /s/ B. Ross Smead

Name:  B. Ross Smead
Title:   Vice President

BANK POLSKA KASA OPIEKI, S.A. NEW YORK
BRANCH

By:     /s/ Hussein B. El-Tawil
Name:  Hussein B. El-Tawil
Title:   Vice President

GUARANTY FEDERAL BANK, F.S.B.

By:     /s/ Robert S. Hays

Name:  Robert S. Hays
Title:   Senior Vice President

GENERAL ELECTRIC CAPITAL CORPORATION

By:     /s/ Thomas E. Johnstone
Name:  Thomas E. Johnstone
Title:   Duly Authorized Signatory

SOCIÉTÉ GÉNÉRALE, SOUTHWEST AGENCY

By:     /s/ Robert Petersen
Name:  Robert Petersen
Title:   Vice President

KZH WATERSIDE LLC

By:     /s/ Peter Chin
Name:  Peter Chin
Title:   Authorized Agent

SENIOR DEBT PORTFOLIO
By:     Boston Management and Research
as Investment Advisor

By:     /s/ Scott H. Page
Name:  Scott H. Page
Title:   Vice President

AERIES FINANCE-II LTD.

By:     INVESCO Senior Secured Management, Inc.
          as Sub-Managing Agent

By:     /s/ Gregory Stoeckle
Name:  Gregory Stoeckle
Title:   Authorized Signatory

CRESCENT/MACH I PARTNERS, L.P.

By: TCW Asset Management Company
      its Investment Manager

By:     /s/ Jonathan Insull
Name:  Jonathan Insull
Title:   Vice President

By:     /s/ Justin L. Driscoll
Name:  Justin L. Driscoll
Title:   Senior Vice President

CYPRESSTREE INVESTMENT PARTNERS I, LTD.

By:     CypressTree Investment Management Company,
          Inc., as Portfolio Manager

By:     /s/ Timothy M. Barns
Name:  Timothy M.. Barns
Title:   Managing Director

NORTH AMERICAN SENIOR FLOATING RATE FUND

By:     CypressTree Investment Management Company,
          Inc., as Portfolio Manager

By:     Timothy M. Barns
Name:  Timothy M. Barns
Title:   Managing Director

VAN KAMPEN CLO I, LIMITED

By:     VAN KAMPEN MANAGEMENT, INC.,
          as Collateral Manager

By:     /s/ Douglass J. Smith
Name:  Douglas J. Smith
Title:   Vice President

BALANCED HIGH-YIELD FUND I LTD.

By:     BHF (USA) CAPITAL CORPORATION, acting as
          attorney-in-fact

By:     /s/ Dan Dobrjansky
Name:  Dan Dobrjanskyj
Title:   Assistant Vice President

By:     /s/ Michael Pellerito
Name:  Michael Pellerito
Title:   Assistant Vice President

INDOSUEZ CAPITAL FUNDING IIA, LIMITED

By:     INDOSUEZ CAPITAL as Portfolio Advisor

By:     /s/ Melissa Marano
Name:  Melissa Marano
Title:   Vice President

VAN KAMPEN SENIOR INCOME TRUST

By:     Van Kampen Investment Advisory Corp.

By:     /s/ Douglas J. Smith
Name:  Douglas J. Smith
Title:   Vice President

INDOSUEZ CAPITAL FUNDING IIA, LIMITED

By:     Indosuez Capital as Portfolio Manager

By:     /s/ Melissa Marano
Name:  Melissa Marano
Title:   Vice President

CYPRESSTREE INSTITUTIONAL FUND, LLC

By:     CypressTree Investment Management
          Company, Inc., its Managing Member

By:     /s/ Timothy M. Barns
Name:  Timothy M. Barns
Title:   Managing Director

CYPRESSTREE INVESTMENT FUND, LLC

By:     CypressTree Investment Management
          Company, Inc., its Managing Member

By:     /s/ Timothy M. Barns
Name:  Timothy M. Barns
Title:   Managing Director

KZH CYPRESSTREE-1 LLC

By:     /s/ Peter Chin
Name:  Peter Chin
Title:   Authorized Agent

OXFORD STRATEGIC INCOME FUND

By:     Eaton Vance Management, as
          Investment Advisor

By:     /s/ Scott H. Page
Name:  Scott H. Page
Title:   Vice President

EATON VANCE INSTITUTIONAL SENIOR LOAN FUND

By:     Eaton Vance Management, as
          Investment Advisor

By:     /s/ Scott H. Page
Name:  Scott H. Page
Title:   Vice President

VAN KAMPEN CLO II, LIMITED

By:     Van Kampen Management, Inc.,
          as Collateral Manager

By:     /s/ Douglas J. Smith
Name:  Douglas J. Smith
Title:   Vice President

CAPTIVA FINANCE, LTD.

By:     /s/ David Dyer
Name:  David Dyer
Title:   Director

CAPTIVA II FINANCE, LTD.

By:     /s/ Jonathan Insull
Name:  Jonathan Insull
Title:   Vice President

By:     /s/ David Dyer
Name:  David Dyer
Title:   Director

BALANCED HIGH-YIELD FUND II LTD.

By:     BHF (USA) CAPITAL CORPORATION,
          acting as attorney-in-fact

By:     /s/ Dan Dobrjanskj
Name:  Dan Dobrjanskyj
Title:   Assistant Vice President

By:     /s/ Michael Pellerito
Name:  Michael Pellerito
Title:   Assistant Vice President

KZH CRESCENT-3 LLC

By:     /s/ Peter Chin
Name:  Peter Chin
Title:   Authorized Agent

FREMONT FINANCIAL CORPORATION

By:     /s/ Randolph M. Ross
Name:  Randolph M. Ross
Title:   Vice President - Senior Portfolio Manager

THE DAI-ICHI KANGYO BANK
LIMITED, NEW YORK BRANCH

By:     /s/ Christopher Fahey
Name:  Christopher Fahey
Title:   Vice President

TCW LEVERAGED INCOME TRUST, L.P.

By:     TCW Advisers (Bermuda), Ltd.,
          as General Partner

By:     /s/ Mark Gold
Name:  Mark Gold
Title:   Managing Director

By:     TCW Investment Management Company,
          as Investment Adviser

By:     /s/ Justin L. Driscol
Name:  Justin L. Driscol
Title:   Senior Vice President

By:     /s/ Jonathan Insull
Name:  Jonathan Insull
Title:   Vice President

MOUNTAIN CLO I LTD.

By:     /s/ J. Geoff Kirby
Name:  J. Geoff Kirby
Title:   Director

CIBC, INC.

By:     /s/ Koren Volk
Name:  Koren Volk
Title:   Authorized Signatory

GRANTORS:

PILLOWTEX, INC.
PTEX HOLDING COMPANY
PILLOWTEX MANAGEMENT SERVICES COMPANY
BEACON MANUFACTURING COMPANY
MANETTA HOME FASHIONS, INC.
TENNESSEE WOOLEN MILLS
FIELDCREST CANNON, INC.
CRESTFIELD COTTON COMPANY
ENCEE, INC.
FCC CANADA, INC.
FIELDCREST CANNON FINANCING, INC.
FIELDCREST CANNON LICENSING, INC.
FIELDCREST CANNON INTERNATIONAL, INC.
FIELDCREST CANNON SF, INC. (formerly known as Fieldcrest Cannon Sure Fit, Inc.)
FIELDCREST CANNON TRANSPORTATION, INC.
ST. MARYS, INC.
AMOSKEAG COMPANY
AMOSKEAG MANAGEMENT CORPORATION
DOWNEAST SECURITIES CORPORATION
BANGOR INVESTMENT COMPANY
MOORE'S FALLS CORPORATION
THE LESHNER CORPORATION
LESHNER OF CALIFORNIA, INC.
OPELIKA INDUSTRIES, INC.

By:     /s/ Charles M. Hansen, Jr.
Name:  Charles M. Hansen, Jr.
Title:   Chairman & CEO